Exhibit 10.7

August 14, 2017

Appliance Recycling Centers of America, Inc.

Minneapolis, MN

Attn: Mr. Tony Isaac

Re: Certain Closing Agreements

This letter agreement (this "Agreement") is being entered into in connection with the closing (the "Closing") of the transactions contemplated by (i) the Equity Purchase Agreement, dated as of the date hereof, between 4301 Operations, LLC, a Delaware limited liability company, and Appliance Recycling Centers of America, Inc., a Minnesota corporation ("ARCA"), and (ii) the Asset Purchase Agreement (the "APA"), dated as of the date hereof, between ARCA Advanced Processing, LLC, a Minnesota limited liability company ("AAP"), and Recleim LLC, a Delaware limited liability company (''Recleim").

This letter agreement (this "'Agreement") sets forth certain agreements between ARCA and Recleim LLC, a Delaware corporation and the parent company of Recleim PA ("Recleim"), in connection with the Closing. Capitalized terms used but not otherwise defined herein have the meanings set forth in the APA.

In connection with the Closing, the parties hereto hereby agree as follows:

1.	Certain AAP liabilities. Upon Closing, Recleim PA is assuming certain liabilities of AAP in order to acquire the Purchased Assets free and clear of all Encumbrances, and (ii) a list of such liabilities is attached hereto as Exhibit A.

2.	Accounting Systems Transition. For a period of 90 days following the Closing, ARCA will provide Recleim PA with use of and access to ARCA•s accounting systems for the purpose of transitioning the data regarding AAP to a new system. ARCA will provide such service in substantially the manner that ARCA provided such service to AAP prior to the Closing and, in any case, in a commercially reasonable manner.

3.	Licensing of Patent. Simultaneously with the execution of this Agreement, Recleim PA and ARCA have entered into the Patent License attached hereto as ExhibitB.

4.	GE Note and Other Payables. Upon Closing, Reclim agrees to undertake, pay or assume ARCA's GE obligations consisting of a Note and other payables which were incurred after the Note. Recleim will also indemnify, and hold ARCA harmless from any action to be taken by GE relating to such obligations.

5.	BB&T. As a condition precedent to this Agreement, at Closing, Recleim agrees to pay off all indebtedness owed to BB&T (the secured lender of AAP), by AAP and guaranteed by ARCA. Recleim also agrees to indemnify and hold ARCA harmless of all indebtedness owed to BB&T by AAP and guaranteed by ARCA.

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6.	Non-Solicitation Agreement. Recleim and Recleim PA, jointly and severally, covenant and agree that, for three years following the Closing Date, they will not individually or collectively solicit customers of ARCA for the purpose of providing or selling refrigerator recycling services.

7.	Miscellaneous.

a.	Counterparts. This Agreement may be executed in multiple original, PDF or facsimile counterparts, each of which will be deemed an original, and all of which taken together will be considered one and the same agreement.

b.	Governing Law. The interpretation and construction of this Agreement, and all matters relating to this Agreement, will be governed by the laws of the State of Delaware applicable to Contracts made and to be performed entirely within the State of Delaware, without giving effect to any conflict of law provisions thereof.

c.	Consent to Exclusive Jurisdiction. Each of the parties hereto agrees that any legal action or proceeding with respect to this Agreement may be brought in the federal and state courts located in the State of Delaware, and, by execution and delivery of this Agreement, each party hereto irrevocably submits itself in respect of its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts in any legal action or proceeding arising out of this Agreement. Each of the parties hereto irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or · proceedings arising out of or in connection with this Agreement brought in the courts referred to in the preceding sentence. Each party hereto consents to process being served in any such action or proceeding by the mailing of a copy thereof to such party at its registered address and agrees that such service upon receipt will constitute good and sufficient service of process or notice thereof. Nothing in this paragraph will affect or eliminate any right to serve process in any other manner permitted by Law.

d.	WAIVER OF JURY TRIAL. THE PARTIES HERETO IRREVOCABLY WANE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, COUNTERCLAIM OR CROSS-COMPLAINT IN ANY ACTION OR OTHER PROCEEDING BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY OR PARTIES WITH RESPECT TO ANY MATTER ARISING OUT OF, OR IN ANY WAY CONNECTED WITH OR RELATED TO THIS AGREEMENT OR ANY PORTION OF THIS AGREEMENT, WHETHER BASED UPON CONTRACTUAL, STATUTORY, TORTUOUS OR OTHER THEORIES OF LIABILITY. EACH PARTY HERETO REPRESENTS THAT IT HAS CONSULTED WITH COUNSEL REGARDING THE MEANING AND EFFECT OF THE FOREGOING WAIVER OF ITS RIGHT TO A JURY TRIAL.

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By executing this Agreement in the space provided below, the parties hereto hereby acknowledge and agree to the foregoing.

[Signatures appear on following pages.)

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Sincerely,

RECLEIM LLC

By: /s/ J. Steve Bush
Name: J. Steve Bush
Title: CEO

ACKNOWLEDGED AND AGREED

to this 14th day of August, 2017:

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

By: /s/ Tony Isaac

Name: Tony Isaac

Title: CEO

[Signature Page to Side Letter]

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Exhibit A

Assumed Liabilities

See attached.

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ABCA Recycling		$1,950.00
AERC.COM		$6,237.40
Aeroteck		$209,573.70
AirGas
All Staffing Warehouse
American Pulverizer
American Metal Markets
AMSCO
Anthem Propane		$1,049.46
Appliance Warehouse		$751.54
Atomic Extinguishers

Belgrade		$58.64
Beverly Brown-Petty cash		$524.54
Bermuda International Shipping
Beverage & Diamond		$3,068.83
Bowman		$10,673.40
Brian Finn Scale		$1,801.00
BSE Holdings		$19,840.00
Celayix		$1,600.00
CJB Packaging	4	875.83
Cleaning MDs		1,180.98
Commonwealth Computer Recycling		1,822.80
Concentra		$156.50
Corestaff		$12,268.03
The Ministry of Public Works		$29,532.96
DB Schenker		$369.90
Delaware Ave LLC		$21,222.88
de lage landen		$4,318.66
Delware Valley Remediation		$1,252.30
ECOvanta		$8,912.40
Eforce		$3,006.57
Elemental
Environmed
Equipment Depot		$12,212.60
E-Waste Experts
Fidelity Alarm		$810.00
First Star Logistics		$2,781.00
Frank Callahan		$1,846.31
Franc Environmental		$2,095.00
George Leck
Grainger		$29.59
Guardian Life
Harleysville Ins
Hustler Conveyor		$7,097.14
Incorp		$99.00
IBX		$10,046.85

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Industrial Tire
JJ Keller
Jag Expansion	$11,630.00
Jim Fesmire	$4,175.00
Joseph Fazzio	$256.29
JQ Staffing	$36,260.88
Komatsu	$4,985.95
Law Offices of Dimitri Karapelou
Leshkowitz & Co	$201.35
Linde	23818.94
Lorco
Martin's Appliance	3981.05
Masterman's
Mazzucco & Co	$2,630.00
McMaster Carr	$2,173.50
Metal Stock
Midatlantic Machinery	$2,173.80
MidAtlantic Fire	$2,350.00
Nationwide Insurance
Mobile Mini Inc	$1,194.91
Nova	$4,281.00
Payroll, taxes, 401k and support payments
Parade Wire
PBP Fasteners	$2,177.50
Peco
Penn Jersey	$795.75
Perry Johnson Registars	$2,000.00
Petro Choice	$971.84
PIDC	$16,965.55
Port packaging
Praxair	$4,251.39
Premium Assignment	$7,661.86
Recycling Equipment	$10,277.84
Revolution Recovery	$771.30
Wells Fargo	$15,798.45
River Drive
Royal	$919.83
Ryder	$5,463.84
Safe Disposal	8485.97

Safety Kleen	91.56
SDS Service	$1,142.68
Separator Disc
Shingle & Gibb	$3,347.89
Spichers	$9,529.70
Stauffer Glove

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Sullivan Scrap	765.9
Susquehanna Credit card	$22,991.33
Trailer Tech Parts	$718.99
Unum insurance
Van Hydraulics
Vintage Tech	$6,555.92
Waste Management	$9,822.60
Water Revenue Bureau	524.42
William C. Miller, Trustee	$4,322.50
Wright Express
Yard Specialists
Zwicky	$1,849.47

River Drive
Safety Kleen
Service Caster Corp	$309.20
SLC Nationwide
Stauffer Glove
STS Trucking
Volvo
Vintage Tech
Water Revenue Bureau
Wells Fargo debit from BBT account
Delaware Avenue, LLC (April-July)	$150,208.40
Total	$767,900.16

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Exhibit B

Patent License

See attached.

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PATENT LICENSE AGREEMENT

THIS PATENT LICENSE AGREEMENT (this "'PLA") is made and entered into as of August _, 2017 (the "Effective Date") by and between Appliance Recycling Centers of America, Inc. ("Licensor''), a Minnesota corporation with a principal place of business in Minneapolis, Minnesota, and Recleim PA, LLC ("Licensee"), a Delaware limited liability company with a principal place of business in Atlanta, Georgia Licensor and Licensee are referred to herein collectively as the “Parties” and each individually as a "Party".

RECITALS

WHEREAS, Licensor owns U.S. Patent No. 8,931,289, entitled “Refrigerant Recycling System,” which is related to systems and methods of recovering or evacuating refrigerants or other fluids from an appliance.

WHEREAS, Licensee and ARCA Advanced Processing, LLC, a Minnesota limited liability company (“AAP”), are parties to that certain Asset Purchase Agreement, dated as of the date hereof (the “APA”), pursuant to which Licensee purchased certain assets from AAP.

WHEREAS, Licensor was previously a 50% joint venture partner in AAP and relied upon AAP to conduct certain recycling operations on its behalf.

WHEREAS, to assist Licensee with continued recycling operations associated with the purchased assets, Licensee desires to obtain, and Licensor is willing to grant, a license under the above-referenced patent upon the terms and conditions of this PLA.

TERMS AND CONDITIONS

NOW THEREFORE, for and in consideration of the premises, representations, warranties, covenants, and the mutual agreements set forth herein and for other good and valuable consideration, the Parties hereby agree as follows:

1.                 Definitions. In addition to other terms defined elsewhere in this PLA, the following terms shall have the following meanings:

1.1              "Affiliate(s)" means, with respect to any person or entity, any other person or entity which, at the time of determination, directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with such person or entity. For purposes of this Agreement, "control", "controlled by", "under common control with" and "controlling" means, as to any person or entity, the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting securities, by contract or otherwise.

1.2             "Licensed Patent" means U.S. Patent No. 8,931,289, entitled "Refrigerant Recycling System," issued January 13, 2015 and any and all continuations, divisionals, continuation-in-parts, re-examinations, and reissues related to U.S. Patent No. 8,931,289.

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1.3              "Territory" means the facility located at 4301 North Delaware Avenue, Philadelphia, PA or any successor facility within 15 miles where Licensee conducts the business, but in any case, only one facility of recovering or extracting refrigerants or fluids from appliances using the assets acquired pursuant to the APA.

2.                  License Grant. Subject to the terms and conditions of this PLA and limited to the Territory, Licensor hereby grants to Licensee a non-exclusive, irrevocable, fully paid-up license to the Licensed Patent. The foregoing license granted to Licensee does not include the right to grant sublicenses to its Affiliates without written authorization from ARCA which will not be unreasonably withheld.

3.                  Miscellaneous and General.

3.1             Representations and Warranties. Licensor represents and warrants that it owns all rights, title, and interest in and to the Licensed Patent and that the individual signing on its behalf has complete authority to enter into this PLA and grant the rights granted herein.

3.2             Interpretation. The Parties are equally responsible for the negotiation and preparation of this PLA, and in any judicial proceeding the terms hereof shall not be more strictly construed against one party than the other. The Parties have each had full and fair opportunity to consult with outside legal counsel regarding the te1ms herein before entering into this PLA.

3.3             Governing Law. This PLA and all amendments, modifications, alterations, or supplements hereto, and the rights of the Parties hereunder, shall be construed under and governed by the laws of the State of Delaware.

3.4               Entire Agreement. This PLA constitutes the entire agreement between the Parties with respect to the subject matter hereof and shall not be modified, amended, or terminated except as herein provided or except by another agreement in writing executed by the parties hereto.

3.5              Severability. In the event any provision of this PLA, or the application of such provision, is found to be contrary to law, the remaining provisions shall remain in full force and effect.

3.6              Counterparts. This PLA may be executed in one or more counterparts, each of which shall constitute one and the same document. This PLA may be executed by facsimile or scanned PDF signatures and such signatures shall be deemed to bind each Party as if they were original signatures.

3.7              Assignment. This PLA will be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. Licensor expressly acknowledges and agrees that any assignment or license of the Licensed Patent shall be subject to the terms and conditions of this PLA. The PLA is assignable by Licensee to an Affiliate of Licensee or an acquirer of Licensee or any portion of Licensee's business to which this PLA is relevant with the written authorization from ARCA which will not be unreasonably withheld.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this PLA to be executed in duplicate originals by these duly authorized representatives.

Appliance Recycling Centers	Recelim PA, LLC
of America, Inc.

By:	By:
Title: CEO	Title: Manager
Date: 8/14/17	Date: 8/14/2017

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